Exhibit 99.1

Patriot National Bancorp Extends Maturity

of $12 million of Senior Notes

STAMFORD, Connecticut, Friday, November 19, 2021 (GLOBE NEWSWIRE), Patriot National Bancorp, Inc. (“Patriot”) (NASDAQ: PNBK) announced today that it has formally extended the maturity of its $12 million of senior notes that were to mature on December 22, 2021. The extension provides for the same terms under the existing senior notes, other that they can be repaid anytime on or before June 30, 2022. The purpose of the extension is to provide Patriot with the time necessary to raise its intended $80 million of subordinated notes as part of Patriot’s proposed recapitalization and the proposed merger of American Challenger Development Corp. (“American Challenger”) into Patriot via reverse subsidiary merger, which was recently announced on November 15, 2021.

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To access the announcement of the proposed Patriot/American Challenger merger and the Patriot recapitalization on globenewswire.com, visit: https://www.globenewswire.com/news-release/2021/11/15/2334265/31179/en/Patriot-National-Bancorp-and-American-Challenger-Development-Corp-agree-to-merge-and-create-largest-digital-challenger-bank-in-America.html

For more information or to arrange interviews, please contact Tom Butler at 646-213-1802 or <tbutler@butlerassociates.com>.

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Cautionary Statement About Forward-Looking Statements:

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Patriot and American Challenger. Words such as “anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," “targets,” “designed,” "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Patriot’s and American Challenger’s current expectations and assumptions regarding Patriot’s and American Challenger’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Patriot’s and/or American Challenger’s future financial results and performance and could cause the actual results, performance or achievements of Patriot and American Challenger to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transactions may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Patriot does business, (2) disruption to the parties’ business activities as a result of the announcement and pendency of the proposed transactions and diversion of management’s attention from ongoing business activities and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement, dated November 14, 2021, between Patriot and American Challenger (the “Merger Agreement”), or the investment agreements between Patriot and the investors in the recapitalization, (4) the risk that the integration of Patriot and American Challenger will be materially delayed or will be more costly or difficult than expected or that Patriot and American Challenger are otherwise unable to successfully integrate their companies, (5) the failure to obtain the necessary approvals of Patriot’s shareholders, (6) the outcome of any legal proceedings that may be instituted against Patriot and/or American Challenger, (7) the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transactions), (8) reputational risk and potential adverse reactions of Patriot’s and/or American Challenger’s customers, suppliers, employees or other business partners, as applicable, including those resulting from the announcement or completion of the proposed transactions, (9) the failure of any of the closing conditions in the Merger Agreement or Investment Agreements to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger or recapitalization, (11) the possibility that the proposed merger and recapitalization may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Patriot’s issuance of additional shares of its capital stock in connection with the proposed transactions, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of Patriot, including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (15) the impact of the ongoing global COVID-19 pandemic on Patriot’s and/or American Challenger’s businesses, the ability to complete the proposed transactions and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of Patriot and American Challenger disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included in this communication to reflect future events or developments. Further information regarding Patriot which could affect the forward-looking statements contained herein can be found in Patriot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission (“SEC”) and in the proxy statement related to the proposed transactions.

Additional Information and Where to Find It

In connection with the proposed merger and recapitalization, Patriot will file a proxy statement and other relevant documents with the SEC. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the proxy statement (when available) and other documents filed by Patriot at the SEC's website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Patriot by directing such request to Patriot at 900 Bedford Street, Stamford, CT, 06901, Attention: Michael Carrazza, telephone: 203-251-8230.

Participants in the Solicitation

Patriot and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the merger and recapitalization. A list of the names of such directors and executive officers and information concerning such participants’ ownership of Patriot common stock is set forth in Patriot’s information statements and Annual Reports on Form 10-K, previously filed with the SEC. Additional information about the interests of those participants may be obtained from reading the proxy statement relating to the merger and recapitalization when it becomes available, or by directing a request to Patriot at 900 Bedford Street, Stamford, CT, 06901, Attention: Michael Carrazza, telephone: (203) 251-8230.

American Challenger and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Patriot’s shareholders in connection with the merger and recapitalization. A list of the names of such directors and executive officers and information regarding their interests in the merger will be contained in the proxy statement when available.

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About Patriot National Bancorp, Inc.

Founded in 1994, and now celebrating its 27th year, Patriot National Bancorp, Inc. is the parent holding company of Patriot Bank N.A., a nationally chartered bank headquartered in Stamford, CT. It operates nine branch locations: in Scarsdale, NY; and Darien, Fairfield, Greenwich, Milford, Norwalk, Orange, Stamford, Westport, CT with Express Banking locations at Bridgeport/ Housatonic Community College, downtown New Haven and Trumbull at Westfield Mall. The Bank also maintains SBA lending offices in Stamford, Connecticut, Florida, Georgia, Ohio, along with a Rhode Island operations center. Patriot’s mission is to serve its local community and nationwide customer base by providing a growing array of banking solutions to meet the needs of individuals and small businesses owners. Patriot places great value in the integrity of its people and how it conducts business. An emphasis on building strong client relationships and community involvement are cornerstones of our philosophy as we seek to maximize shareholder value.

About American Challenger Development Corp.

American Challenger was formed in January 2020 for purposes of establishing a new digital national bank headquartered in Stamford, CT and developing best-in-class digital banking technology and software. More information is available at americanchallenger.com.